Events After the Reporting Period	6 Months Ended
Jun. 30, 2022
Events After the Reporting Period [Abstract]
Events after the Reporting Period

10. Events after the Reporting Period

Loan Agreement

On September 9, 2022 the Company entered into a loan agreement with FiveT Investment Management Ltd., Dominik Lysek and Thomas Meyer (the “Lenders”), pursuant to which the Lenders have agreed to loan to the Company an aggregate of CHF 600,000.00, which loan bears interest at the rate of 5% per annum and matures as of March 31, 2023. The Company agreed to grant to the Lenders warrants (the “Warrants”) to purchase an aggregate 41,667 common shares. The Warrants will be exercisable at an exercise price of CHF 7.20 per share for up to five years from October 1, 2022.

Divestiture of inner ear therapeutic assets

On October 21, 2022, the Company announced the sale of 90% of the share capital of its subsidiary Zilentin AG and of an option to purchase the subsidiaries Auris Medical AG, Otolanum AG, Auris Medical Ltd. and Auris Medical Pty Ltd (the “Additional Subsidiaries”) – representing the Company’s inner ear therapeutic assets – to a European family office (the “Buyer”) for a cash consideration of USD 1 million each. Under the terms of the option agreement (the “Option”) Zilentin will be entitled to purchase the Additional Subsidiaries for an upfront payment of USD 25 million plus up to USD 55 million upon reaching certain clinical and regulatory milestones as well as royalties on revenues generated with products based on Altamira’s RNA delivery technology for certain inner ear targets at a mid-single digit percentage. The Option may be exercised for 30 days from October 19, 2022 (the “Closing Date”); beyond that period, Zilentin will have a right of first refusal to acquire these companies until year end with the upfront payment increasing by USD 1 million per month. Due to a delay in the closing of the Zilentin Transaction, the Company and the Buyer agreed on November 23, 2022 to amend their agreement, extending the Closing Date to December 15, 2022 at the latest, increasing the share capital of Zilentin AG to be sold under the transaction from 90 to 100% and raising the amount of the initial payment for the purchase of Zilentin and for the option to purchase the Additional Subsidiaries from USD 2 million to USD 2.2 million.

Subsequent to June 30, 2022, and after completion of the disposal of Zilentin and the sale of the purchase option for the Additional Subsidiaries, the respective assets and liabilities associated with the purchase option will be classified as held for sale and measured at the lower of carrying amount and fair value less costs to sell. The assets held for sale mainly comprise capitalized development costs related to the AM-125 program, which amounted to CHF 12.0 million as of June 30, 2022.

Reverse share split

On October 25, 2022, the Company effected a one-for-twenty reverse stock split. Following the share split, the Company had 1,074,713 common shares at a par value of CHF 0.20 each outstanding. No fractional common shares were issued as fractional common shares were settled in cash.

Commitment purchase agreement

On November 14, 2022, we entered into a term sheet with LPC for the conclusion of a purchase agreement under which LPC would commit to subscribe for up to USD 10,000,000 of our common shares over the 24-month term of the purchase agreement. The Company and LPC endeavor to enter into a mutually acceptable purchase agreement (the “2022 Commitment Purchase Agreement”) and related documentation within ten business days from the date of the term sheet. The Company shall pay to LPC upon signing of the 2022 Commitment Purchase Agreement a commitment fee at its sole discretion of either (i) USD 250,000 in cash or (ii) issue 50,000 Common Shares and prepare and file as soon as practicable a resale registration statement registering the shares issuable under the 2022 Commitment Purchase Agreement.